Equity Income Portfolio

Supplement to the Statement of Additional Information Dated
April 26, 2018

Effective May 18, 2018, State Street Bank and Trust Company, One Lincoln
Street, Boston, MA 02111, serves as the custodian for the Equity Income
Portfolio (the “Portfolio”). The custodian is responsible for maintaining the
Portfolio’s assets, keeping all necessary accounts and records of the Portfolio’s assets, and appointing any foreign sub-custodians or foreign securities depositories.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 64A 052018